UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): May 20, 2005



                     IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
             (Exact name of registrant as specified in its charter)

       Delaware                     333-42578                   06-1285387
_______________________      ________________________      ___________________
   (State or other           (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                         Identification No.)
   incorporation or
   organization)


       1 Corporate Drive, Suite 600
               Shelton, CT                                 06484
      ________________________________                   _________
      (Address of principal executive                    (Zip Code)
                  office




                                 203-925-7200
                        ________________________________
                        (Registrant's telephone number,
                             including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

	On May 16, 2005, the Company's management, after a review of the facts with the Audit Committee of the Company's Board of Directors, concluded that the Company's Consolidated Financial Statements for the year ended December 31, 2004 and the quarterly periods contained therein were in error with respect to the accounts payable and capital expenditure categories presented in the Company's Consolidated Statement of Cash Flows as a result of certain accruals made at the end of annual and quarterly periods and therefore should no longer be relied upon with respect to the matters described herein.

        At the end of each of the quarterly periods in 2004 and at year-end 2004, accruals for capital expenditures were recorded as if the capital expenditures had been invoiced during those periods with a corresponding increase to accounts payable, which is the accounting treatment for balance sheet presentation purposes required by GAAP. However, in the Consolidated Statements of Cash Flows for the year ended December 31, 2004 and the quarterly periods contained therein, these accruals for capital expenditures were treated as a cash flow from operations with a corresponding cash flow from investing activities instead of being treated as a non-cash activity as required by GAAP. The effect was to misstate both net cash flows from operating activities and net cash flows from investing activities in the Consolidated Statements of Cash Flows included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and in each of the Company's Quarterly Reports on Form 10-Q for the first three quarters of 2004. The Form 10-K and Form 10-Qs for 2004 are expected to be restated by early June 2005. This adjustment is isolated to the presentation of the Consolidated Statements of Cash Flows and does not impact the Consolidated Statements of Income or the Consolidated Balance Sheets.

        An authorized officer of the Company has discussed the matter contained in this Current Report on Form 8-K with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, and with the Audit Committee of the Company's Board of Directors.

	The Company is reviewing its internal control structure as relating to this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                IROQUOIS GAS TRANSMISSION SYSTEM, L.P., as Registrant
                By:     Iroquois Pipeline Operating Company, its Agent


Dated:  May 20, 2005        By:     /s/ Paul Bailey
                                     ____________________
                            Name:     Paul Bailey
                            Title:    Vice President and
                                      Chief Financial Officer